                                                                    EXHIBIT 10.2

                             CONSULTING AGREEMENT
                             --------------------

        CONSULTING AGREEMENT, dated as of the 1st day of August 1995, by and among Harold L. Turk ("Turk"), Dal-Tile International Inc. ("DTI"), Dal-Tile Corporation ("Dal-Tile"),DTM/CM Holdings Inc. ("DTC/CM"),Dal-Minerals Company ("Dal-Minerals") Ceramica Regiomontana S.A. de C.V. ("Ceramica"), and Materiales Ceramicos, S.A. de C.V. ("Materiales"). DTI, Dal-Tile, DTM/CM, Dal-Minerals, Ceramica, Materiales and their affiliates are sometimes herein collectively referred to as the "Company".

        WHEREAS, Turk desires to provide consulting services to the Company pursuant to the terms and subject to the conditions hereof;

        NOW, THEREFORE, the parties hereto agree as follows:

        1.      Term. The term of this Consulting Agreement (the "Term") shall
                ----
extend from the date hereof and shall expire on July 31, 1998.

        2.      Services. Turk shall be available to consult with the Company at
                --------
such times and with respect to such matters as may be agreed upon between Turk and the Company. Business travel and entertainment expenses agreed upon between Turk and the Company will be paid by the Company. Turk shall cooperate fully with the Company regarding all company matters, including but not limited to, environmental matters, customs issues, road show matters and any and all communications with public and/or banking community.

        3.      Compensation.
                ------------

           (a) As compensation in full for the consulting services to be rendered to the Company hereunder, Turk shall be entitled to receive a consulting fee payable in monthly installments of:
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 .       $18,750 monthly from 1st day of August 1995 until 31st day of July 1996
        ($225,000)

 .       $14,583 monthly from 1st day of August 1996 until 31st day of July 1997
        ($175,000)

 .       $10,417 monthly from 1st day of August 1997 until 31st day of July 1998
        ($125,000)

Upon the death of Turk, the amounts owing to him pursuant to this Section 3 shall be paid to his spouse, Maxine, with the amount to be paid in installments for the balance of the Term in accordance with the terms of this Section 3.

                4.      Incorporation by Reference.  Sections 3, 4 and 5 of the
                        --------------------------
Retirement Agreement, dated as of the date hereof, among the parties hereto, are hereby incorporate by reference herein and made a part hereof.

                5.      Miscellaneous.  The Consulting Agreement shall be
                        -------------
governed by and interpreted in accordance with the laws of the State of Texas, and shall not be amended other than by the written agreement of the parties hereto.

                6. The provisions of this Agreement shall be binding on and shall inure to the benefit of the heirs, successors and assigns of the parties hereto and on their estates and legal representatives.

                7. In the event of any litigation or proceedings involving the provisions of this Agreement, the party who is determined by the tier of fact to be the prevailing party shall be entitled to be reimbursed by the other party hereof for the legal fees and expenses incurred by him or it in connection with such litigation or procedures.

                IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date first above written.

                                        /s/HAROLD L. TURK
                                        -------------------
                                        Harold L. Turk






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                                DAL-TILE INTERNATIONAL INC.

                                By:  /s/ Howard I. Bull
                                   -----------------------------------

                                Name:    Howard I. Bull
                                     ---------------------------------

                                Title:   President & C.E.O.
                                      --------------------------------

                                DAL-TILE CORPORATION

                                By:  /s/ Howard I. Bull
                                   -----------------------------------

                                Name:    Howard I. Bull
                                     ---------------------------------

                                Title:   Chairman of the Board
                                      --------------------------------

                                DTM/CM HOLDING INC.

                                By:  /s/ Howard I. Bull
                                   -----------------------------------

                                Name:    Howard I. Bull
                                     ---------------------------------

                                Title:   Chairman of the Board
                                      --------------------------------

                                CERAMICA REGIOMONTANA, S.A. DE C.V.

                                By:  /s/ Howard I. Bull
                                   -----------------------------------

                                Name:    Howard I. Bull
                                     ---------------------------------

                                Title:   Chairman of the Board
                                      --------------------------------

                                DAL-MINERALS COMPANY

                                By:  /s/ Howard I. Bull
                                   -----------------------------------

                                Name:    Howard I. Bull
                                     ---------------------------------

                                Title:   Chairman of the Board
                                      --------------------------------

                                MATERIALES CERAMICOS, S.A. DE C.V.

                                By:  /s/ Howard I. Bull
                                   -----------------------------------

                                Name:    Howard I. Bull
                                     ---------------------------------

                                Title:   Chairman of the Board
                                      --------------------------------